EXHIBIT 25.b
____________________________________________________________

              SECURITIES AND EXCHANGE COMMISSION
                 Washington, D. C.  20549
                  _________________________

                         FORM  T-1

                  STATEMENT OF ELIGIBILITY
           UNDER THE TRUST INDENTURE ACT OF 1939 OF
           A CORPORATION DESIGNATED TO ACT AS TRUSTEE
        ___________________________________________
    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
     A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
      ________________________________________

                      CHEMICAL BANK
    (Exact name of trustee as specified in its charter)

      New York                                     13-4994650
(State of incorporation                          (I.R.S. employer
if not a national bank)                       identification No.)

    270 Park Avenue
   New York, New York                                    10017
(Address of principal executive offices)               (Zip Code)

                      William H. McDavid
                        General Counsel
                        270 Park Avenue
                   New York, New York 10017
                     Tel:  (212) 270-2611
   (Name, address and telephone number of agent for service)
         _____________________________________________
                           Citicorp
      (Exact name of obligor as specified in its charter)




           Delaware                         13-2614988
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                identification No.)

399 Park Avenue
New York, New York                                       10043
(Address of principal executive offices)               (Zip Code)

          ___________________________________________
                       Subordinated Notes
              (Title of the indenture securities)
     _____________________________________________________

                            GENERAL

Item 1.                                      General
Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          New York State Banking Department, State House,
Albany, New York
          12110.

          Board of Governors of the Federal Reserve System,
Washington,
          D.C., 20551

          Federal Reserve Bank of New York, District No. 2, 33
Liberty
          Street, New York,N.Y.

          Federal Deposit Insurance Corporation, Washington,
D.C., 20429.


     (b) Whether it is authorized to exercise corporate trust powers.

          Yes.


Item 2.   Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

Item 16.  List of Exhibits

            List below all exhibits filed as a part of this Statement of
Eligibility.

            1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of
Amendment dated February 17, 1969, August 31, 1977, December
31, 1980,
September 9, 1982, February 28, 1985 and December 2, 1991 (see
Exhibit 1 to
Form T-1 filed in connection with Registration Statement  No.
33-50010, which
is incorporated by reference).

            2. A copy of the Certificate of Authority of the Trustee to Commence
Business (see Exhibit 2 to Form T-1 filed in connection with
Registration
Statement No. 33-50010, which is incorporated by reference).

            3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

            4.  A copy of the existing By-Laws of the Trustee
(see Exhibit 4 to
Form T-1 filed in connection with Registration Statement No.
33-84460, which
is incorporated by reference).

            5.  Not applicable.

            6.  The consent of the Trustee required by Section
321(b) of the Act
(see Exhibit 6 to Form T-1 filed in connection with Registration Statement No.
33-50010, which is incorporated by reference).

            7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

            8.  Not applicable.

            9.  Not applicable.

                           SIGNATURE

  Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee,
Chemical Bank, a corporation organized and existing under the laws of the
State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 19th day of May, 1995.

                                 CHEMICAL BANK


                                 By

                                 P. J. Gilkeson
                                 Vice President

Item 16.    List of Exhibits

            List below all exhibits filed as a part of this Statement of
Eligibility.

            1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of
Amendment dated February 17, 1969, August 31, 1977, December
31, 1980,
September 9, 1982, February 28, 1985 and December 2, 1991 (see
Exhibit 1 to
Form T-1 filed in connection with Registration Statement  No.
33-50010, which
is incorporated by reference).

            2. A copy of the Certificate of Authority of the Trustee to Commence
Business (see Exhibit 2 to Form T-1 filed in connection with
Registration
Statement No. 33-50010, which is incorporated by reference).

            3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

            4.  A copy of the existing By-Laws of the Trustee
(see Exhibit 4 to
Form T-1 filed in connection with Registration Statement No.
33-84460, which
is incorporated by reference).

            5.  Not applicable.

            6.  The consent of the Trustee required by Section
321(b) of the Act
(see Exhibit 6 to Form T-1 filed in connection with Registration Statement No.
33-50010, which is incorporated by reference).

            7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

            8.  Not applicable.

            9.  Not applicable.

                           SIGNATURE

  Pursuant to the requirements of the Trust Indenture Act of 1939, the
Trustee, Chemical Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the
City of New York and State of New York, on the 19th day of May, 1995.

                                    CHEMICAL BANK

                             By /s/P. J. Gilkeson
                                   P. J. Gilkeson
                                   Vice President

Exhibit 7 to Form T-1


Bank Call Notice

RESERVE DISTRICT NO. 2
CONSOLIDATED REPORT OF CONDITION OF

Chemical Bank
of 270 Park Avenue, New York, New York 10017 and Foreign and Domestic Subsidiaries, a member of the Federal Reserve System,

at the close of business March 31, 1995, in accordance with a call made by the Federal Reserve Bank of this
District pursuant to the provisions of the Federal Reserve
Act.


                                                        Dollar Amounts
               ASSETS                                    in  Millions


Cash and balances due from
  depository institutions:
               Noninterest-bearing balances and
               currency and coin . . . . . . . . . . . . $ 5,797
               Interest-bearing balances . . . . . . . . . 5,523
Securities:. . . . . . . . . . . . . . . . . . . . . . . .
Held to maturity securities. . . . . . . . . . . . . . .   6,195
Available for sale securities. . . . . . . . . . . . . . .17,785
Federal Funds sold and securities purchased under
        agreements to resell in domestic offices of the
        bank and of its Edge and Agreement subsidiaries,
        and in IBF's:
        Federal funds sold. . . . . . . . . . . . . .  .2,493

        Securities purchased under agreements to resell . .50 Loans and lease financing receivables:
        Loans and leases, net of unearned income    $68,937
            Less: Allowance for loan and lease losses 1,898
            Less: Allocated transfer risk reserve ...   113
            Loans and leases, net of unearned income,
            allowance, and reserve. . . . . . . . .    66,926

Trading Assets . . . . . . . . . . . . . . . . . . . .37,294

Premises and fixed assets (including
capitalized leases). . . . . . . . . . . . . . . . . . 1,402

Other real estate owned. . . . . . . . . . . . . . . . . .99

Investments in unconsolidated subsidiaries and
               associated companies. . . . . . . . . . . 148

Customer's liability to this bank on acceptances
               outstanding . . . . . . . . . . . . . . 1,051

Intangible . . . . . . . . . . . . . . . . . . . . . . . 512

Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . ..6,759

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TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . .$149,034